UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2006
WHITEHALL JEWELLERS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15615 (Commission File Number)	36-1433610 (IRS Employer Identification No.)

155 North Wacker Drive, Suite 500, Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
Registrant’s Telephone Number, Including Area Code: 312-782-6800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 23, 2006, Whitehall Jewellers, Inc. (the “Company”) issued a press release announcing that late on January 20, 2006, the Company received draft documents from Newcastle Capital Management, L.P. (“Newcastle”) relating to Newcastle’s proposed tender offer for all the shares of stock of the Company and other related transactions. The Company is reviewing and evaluating these documents and has also engaged in discussions with Newcastle regarding the same in order to ascertain whether a transaction with Newcastle can be consummated.
     A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.
Item 9.01. Exhibits.
(d) Exhibits.
     The following exhibit is furnished herewith as noted below.

Exhibit No.	Exhibit

99.1	Press Release of the Company, dated January 23, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELLERS, INC. (Registrant)
	By:	/s/ John R. Desjardins
John R. Desjardins
Date: January 23, 2006		Executive Vice President and Chief Financial Officer